UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): January 5, 2007



                          SERACARE LIFE SCIENCES, INC.
             (Exact name of registrant as specified in its charter)



          California                        0-33045             33-0056054
          ----------                        -------             ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

375 West Street, West Bridgewater, MA                            02379
-------------------------------------                            -----
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (508) 580-1900
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8.01. Other Events

     As previously reported, on March 22, 2006, SeraCare Life Sciences, Inc., a California corporation (the "Company"), filed a voluntary petition for reorganization under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court").

     On January 5, 2007, the Company filed a Motion for Order Approving the: (1) Sale of Certain Assets, Free and Clear of Liens, Claims and Interests; (2) Assumption and Assignment of Certain Executory Contracts; and (3) Rejection of Certain Executory Contracts (the "Motion") with the Bankruptcy Court. The Motion requests Bankruptcy Court approval of the proposed sale to BioServe Biotechnologies, Ltd. ("Bioserve") of certain assets principally used in the business the Company acquired from Genomics Collaborative, Inc., which involves the sale of human clinical specimens and their accompanying medical information for use in drug discovery (the "Business") and the assumption of certain limited liabilities of the Business by Bioserve. The Company proposes to enter into an asset purchase agreement with Bioserve containing the terms and conditions of the sale, a draft of which in substantially final form was filed with the Bankruptcy Court with the Motion. The Business has historically sustained annual operating losses, and the Company has determined that it would benefit from the sale of the Business. The proposed consideration consists of $2,000,000 cash, subject to reduction for inventory adjustments, and a 7.5% royalty on net sales of Bioserve related to the Business for five years. The Motion also requests approval for the Company to assume and assign to Bioserve, or to reject its interest in, certain contracts associated with the Business.

     The Company's bankruptcy case is No. 06-00510-LA11 (the "Bankruptcy Case"). Documents filed in connection with the Bankruptcy Case are accessible at the Bankruptcy Court's Internet site, www.casb.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. The information set forth on the Bankruptcy Court's Internet site shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 8, 2007                             SERACARE LIFE SCIENCES, INC.



                                                   By: /s/ Gregory A. Gould
                                                      --------------------------
                                                       Gregory A. Gould
                                                       Chief Financial Officer